Supplement, dated December 1, 1995, to the Prospectus, dated March 1, 1995, of Seligman Henderson Global Fund Series, Inc. (the "Fund")

         Arsen Mrakovcic has been named portfolio manager of Seligman Henderson Global Smaller Companies Fund, a series of the Fund.

     Mr. Mrakovcic joined the J. & W. Seligman & Co. Incorporated in 1992 as a Portfolio Assistant. He was appointed Co-Portfolio Manager of the Seligman Frontier Fund and Vice President, Investment Officer of the Manager on January 1, 1995. He has been the sole Portfolio Manager of the Seligman Frontier Fund since October 1, 1995.


EQSHGS 12/95